Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated September 8, 2015
To Allstate Life Insurance Company
Prospectus dated May 1, 2015, as supplemented

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated September 8, 2015
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This supplement should be read in conjunction with your Annuity prospectus and should be retained for future reference.  This supplement is intended to update certain information in your current Annuity prospectus. This supplement replaces and supersedes the supplement dated August 28, 2015.  If you would like another copy of the current prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

From August 24, 2015 to August 28, 2015, Unit Prices for certain Sub-accounts that invest in Portfolios of Trusts managed by Prudential’s affiliates may have reflected pricing as of a prior date and/or may not have been accurately reported due to issues with an external provider of Portfolio information. We have been advised that the external provider commenced timely and accurate processing on Monday, August 31, 2015. Current Portfolio pricing information from August 24, 2015 to August 28, 2015 has been received and account values and transactions will be updated, as needed. Please note that there is no action required of you in connection with your contract.

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